Accounts Payable and accrued Expenses	9 Months Ended
Sep. 30, 2019
Payables and Accruals [Abstract]
Accounts Payable and Accrued Liabilities Disclosure [Text Block]
Accounts Payable and Accrued Expenses
Accounts payable and accrued expenses consist of the following (in thousands):

	As of
	September 30, 2019	December 31, 2018
Accounts payable	$1,609	$4,948
Accrued operating	39,474	1,705
Accrued administrative	6,670	7,323
Accounts payable and accrued expenses	$47,753	$13,976

Accounts payable primarily consists of obligations to suppliers arising in the normal course of business. Accrued operating relates to obligations arising from operation of the Company’s owned, finance leased and chartered-in vessels (see Note 14, “Leases” for additional information), such as operating costs. Accrued administrative relates to obligations that are corporate or financing in nature, such as payroll, professional fees, interest and commitment fees.